Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
March 31, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.9000%


Excess Protection Level
   3 Month Average  5.80%
      March, 1998  6.31%
      February, 1998  5.55%
      January, 1998  5.53%



Cash Yield                                              19.19%


Investor Charge Offs                                    4.99%


Base Rate                                               7.90%


Over 35 Day Delinquency                                 5.48%


Seller's Interest                                       28.03%


Total Payment Rate                                      11.11%


Total Principal Balance                                $5,419,033,392.25


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,519,033,392.28